______________________________________________________________________

                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                Form 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported)
                           September 25, 1996


                    IMC HOME EQUITY LOAN TRUST 1996-2
         (Exact name of registrant as specified in its charter)


        NEW YORK                    33-96410                     13-3888491
(State or Other Jurisdiction     (Commission)                (I.R.S. Employer
  of Incorporation)              File Number)               Identification No.)


c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York
                                                          10001-2697
(Address of Principal)                                    (Zip Code)

Registrant's telephone number, including area code (212) 946-3185


                            NO CHANGE
(Former name or former address, if changed since last report)


______________________________________________________________________________
Note: Please see page 5 for Exhibit Index                             Page 1

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Item 5.OTHER EVENTS.

  On September 25, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of August, 1996 dated September 25, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

  In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of August, 1996 was $79,358.58.

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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

(a)          Not applicable

(b)          Not applicable

(c)          Exhibits:

             19.  Trustee's Monthly Servicing Report for the month of August,
             1996.

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                               SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                 By:  CONTISECURITIES ASSET FUNDING CORP.,
                      As Depositor


                      By:  /s/ Jerome M. Perelson
                             Name:  Jerome M. Perelson
                             Title:    Vice President

                      By:  /s/ Susan E. O'Donovan
                             Name:  Susan E. O'Donovan
                             Title:    Vice President




Dated: October 10, 1996

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                              EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION

19.  Trustee's Monthly Servicing Report for the Month of August, 1996.

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